Please file this Prospectus Supplement with your records.

CALIFORNIA INVESTMENT TRUST
California Tax-Free Money Market Fund

Supplement dated May 1, 2009, to the Prospectuses dated January 1, 2009.

On March 31, 2009, the Treasury announced a second extension of the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds for the period from May 1, 2009 through September 18, 2009 (the “Extended Program”). On April 28, 2009, the Board of Trustees of California Investment Trust (collectively, the “Board”) unanimously approved the participation of the fund listed above (the “Fund”) in the Extended Program.

Consistent with the Fund’s participation in the initial term and the first extension, the Extended Program applies only to shareholders of record of the Fund as of September 19, 2008. Subject to certain conditions and limitations, in the event that the market-based net asset value per share of a Fund falls below $0.995 and the Fund liquidates its holdings, any shares held by an investor in the Fund as of the close of business on September 19, 2008, or held by the investor when the market-based net asset value per share of the Fund falls below $0.995, whichever is less, are insured against loss under the Extended Program. Shares acquired by investors after September 19, 2008, are generally not eligible for protection under the Extended Program.

Participation in the Extended Program requires a payment to the Treasury in the amount of either 0.015% or 0.023%, depending upon the market-based net asset value of a Fund as of September 19, 2008 (the “Program Participation Payment”). The Program Participation Payment for the Fund is 0.015%, and the Fund will bear the expense of its participation in the Program.